UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2012

NORTH BAY RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54213
(Commission File Number)

83-0402389
(IRS Employer Identification No.)

2120 Bethel Road
Lansdale, Pennsylvania 19446
 (Address of principal executive offices and Zip Code)

(215) 661-1100
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01                      Entry Into a Material Definitive Agreement
Item 2.03                      Creation of a Direct Financial Obligation
Item 3.02                      Unregistered Sales of Equity Securities

Effective November 5, 2012, the Registrant and Tangiers Investors, LP ("Tangiers", or “the Lender”) executed a waiver (the “Waiver”) regarding a 9 month $25,000 Convertible Note dated December 29, 2011, a 6 month $50,000 Convertible Note dated February 2, 2012, and a 6 month $37,500 Convertible Note dated March 15, 2012, whereby Tangiers agreed to waive its rights to demand cash repayment or to convert any of this debt or related accrued interest from the respective execution dates of each Note through November 15, 2012.

Effective November 14, 2012, the Registrant and Tangiers Investors, LP ("Tangiers", or “the Lender”) executed amendments (the “Amendment”) pertaining to a 6 month $50,000 Convertible Note dated May 16, 2012, a 6 month $25,000 Convertible Note dated May 30, 2012, and a 12 month $100,000 Convertible Note dated June 19, 2012, in addition to the aforementioned Notes which were the subject of the Waiver executed on November 14, 2012.  Said amendments extend the maturity dates of each of the aforementioned Notes by twenty-four (24) months from the Effective Date of each Note respectively.

All other terms of the Notes remain in effect, including the right of the Registrant to prepay each Note in cash, without penalty.

The above described Amendment is attached hereto and incorporated by reference as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Form of Amendment dated November 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH BAY RESOURCES INC.
 (Registrant)

By: /s/ Perry Leopold
Perry Leopold
Chief Executive Officer

Dated: November 27, 2012